UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

GREAT-WEST FUNDS, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

Mitchell T.G. Graye

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Goldman Sachs Mid Cap Value Fund (Initial Class)

Annual Report

December 31, 2013

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion

The bull market in U.S. equities continued through the end of 2013. The S&P 500 Index enjoyed a strong finish to five consecutive years of gains, returning 32.39% for the 12-month period ending December 31, 2013. The S&P 500® Index made record highs into December as economic news generally improved throughout the year.

Global equity markets focused much of the year on the Federal Reserve, following Chairman Bernanke’s announcement in mid-May that the central bank would soon begin to “taper” of the pace of quantitative easing asset purchases. Equity markets reacted negatively again in June on news that the slowing could begin later in the year, with the program ending by the middle of 2014 if the economy grows as expected.

Equity markets rallied sharply in September on the Federal Reserve’s announcement that it would not begin to taper asset purchases. The rally continued into October on more evidence that suggested monetary conditions would remain loose: the U.S. added fewer jobs than expected in September, Janet Yellen, a relatively dovish choice, was nominated to succeed Ben Bernanke as Federal Reserve Chair, and the European Central Bank held interest rates at 0.5% amidst the region’s slow recovery. The U.S. equity market also reflected relief as the government narrowly avoided a default after reaching an eleventh hour agreement to raise the debt ceiling.

In December, the Federal Reserve ended seven months of speculation and announced it would begin tapering asset purchases in January. Equity markets viewed the move as sign of confidence in the U.S. economy. Days later the U.S. revised up its GDP growth estimate for the third quarter to an annualized pace of 4.1%, the fastest in two years. Importantly, stronger consumption accounted for most of the upward revision. Strong momentum in the housing market was one of the biggest drivers of positive sentiment on the economy during the year. The labor market also improved with the unemployment rate dropping to 7.0% by December.

The Great-West Goldman Sachs Mid Cap Value Fund (Initial Class shares) was up 33.66% in 2013, outperforming its benchmark, Russell Mid Cap Value Index, which returned 33.46%.

Returns to the investment themes were positive overall. Momentum contributed most positively to relative performance, followed by Quality, Valuation and Sentiment. Conversely, Profitability and Management detracted. Among sectors, stock selection was positive overall. Holdings in the financials and industrials sectors outpaced their peers in the benchmark most. Meanwhile, stock picks in the information technology and consumer discretionary sectors lagged the most On an individual stock level, overweight positions in Gamestop Corp (average portfolio weight of 0.74%) and United Therapeutics Corp (0.45%), as well as an underweight position in HCP INC (0.30%), were among the biggest positive contributors to excess returns. Conversely, overweight positions in Taubman Centers Inc (average portfolio weight of 0.92%) and American Eagle Outfitters (0.39%), as well as an underweight position in Micron Technology Inc (0.17%), detracted most from relative performance.

In the first quarter of 2013 we implemented enhancements to three of our investment themes: Momentum, Sentiment and Quality. In the U.S. model we applied a new price momentum timing insight which had been previously introduced in other regions. The enhancement aims to capture price momentum in the markets while including a component of timing. Our research finds that including a timing signal can improve the risk-adjusted returns of the U.S. momentum strategy and can significantly mitigate drawdown risk. We also implemented an enhancement to our stock selection process in the U.S. model, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. Finally, we expanded the Sentiment theme by incorporating elements of behavioral economics and prospect theory to identify structural misvaluations within equities.

In the second quarter of 2013 we implemented enhancements to our valuation theme through the introduction of more industry specific models, including a model tailored to the banking industry. These industry specific models allow us to capture industry specific dynamics and local knowledge while retaining our systematic approach.

In the third quarter of 2013, we implemented an enhancement to our sentiment theme to incorporate analyst views and stock recommendations. We use natural language processing to analyze hundreds of research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding. Additionally, analysts tend to reflect their evolving views in the body of their report prior to changing their official recommendations and by reading the full text we gain insight into the direction of future ratings changes.

In the fourth quarter of 2013, we implemented an enhancement to our profitability theme to incorporate cash returns on cash invested (CROCI) metrics. We believe that this additional metric will further help us to select companies that efficiently reinvest and grow earnings.

We strongly believe that investors will use fundamentally-based criteria to form their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings, and higher profitability. We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long-term. Our research agenda is robust and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution in order to provide the most value possible to our clients.

The views and opinions in this report were current as of December 31, 2013 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Fund (Initial Class)	Russell MidCap Value Index
	10,000.00	10,000.00
2008*	6,350.00	6,116.00

2009	8,208.65	8,208.28
2010	10,054.43	10,239.83
2011	10,146.93	10,098.52
2012	11,716.66	11,967.76
2013	15,660.24	15,971.95

*For the period from May 15, 2008 through December 31, 2008.

Average Annual Total Returns for the Periods Ended December 31, 2013

	One Year	Five Years	Since Inception (5/15/08)
Initial Class	33.66%	19.78%	8.24%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2013

Sector	% of Fund Investments
Basic Materials	6.17%
Communications	3.15%
Consumer, Cyclical	11.71%
Consumer, Non-cyclical	15.71%
Energy	5.38%
Financial	30.00%
Industrial	8.11%
Technology	7.68%
Utilities	9.38%
Short Term Investments	2.71%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June29, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(06/29/13)	(12/31/13)	(06/29/13 – 12/31/13)

Actual	$1,000.00	$1,168.30	$6.94*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.08	$6.46*

*Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.

GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

As of December 31, 2013

Shares		Fair Value

COMMON STOCK
Basic Materials — 6.16%
114,271	Alcoa Inc	$1,214,701
125,342	Cliffs Natural Resources Inc (a)	3,285,214
28,311	Commercial Metals Co	575,563
52,472	Eastman Chemical Co	4,234,490
9,946	International Paper Co	487,652
98,020	Newmont Mining Corp	2,257,401
6,067	Nucor Corp	323,856
67,423	Reliance Steel & Aluminum Co	5,113,360
22,066	Sherwin-Williams Co	4,049,111
20,109	Sigma-Aldrich Corp	1,890,447
250,151	Steel Dynamics Inc	4,887,951
152,185	United States Steel Corp	4,489,457
3,057	Valspar Corp	217,934

		33,027,137

Communications — 3.15%
19,814	EchoStar Corp Class A (b)	985,152
1,722	FactSet Research Systems Inc	186,975
255,863	Frontier Communications Corp (a)	1,189,763
4,814	Graham Holdings Co Class B (b)	3,193,222
76,723	Harris Corp	5,356,032
51,245	Liberty Interactive Corp Class A (b)	1,504,041
27,780	T-Mobile US Inc (b)	934,519
36,592	Telephone & Data Systems Inc	943,342
44,518	United States Cellular Corp (b)	1,861,743
86,697	Windstream Holdings Inc (a)	691,842

		16,846,631

Consumer, Cyclical — 11.70%
52,257	Alaska Air Group Inc	3,834,096
5,654	Arrow Electronics Inc (b)	306,729
8,427	AutoZone Inc (b)	4,027,600
10,825	Bally Technologies Inc (b)	849,221
34,454	Best Buy Co Inc	1,374,025
30,151	Delphi Automotive PLC	1,812,980
237,012	Delta Air Lines Inc	6,510,720
32,333	Fossil Group Inc (b)	3,878,020
103,380	GameStop Corp Class A	5,092,499
125,020	Guess? Inc	3,884,371
5,889	Harman International Industries Inc	482,015
10,898	Hyatt Hotels Corp Class A (b)	539,015
9,263	Mohawk Industries Inc (b)	1,379,261
193,149	PulteGroup Inc	3,934,445
339,003	Southwest Airlines Co	6,386,816
388,337	Staples Inc	6,170,675
32,489	Urban Outfitters Inc (b)	1,205,342
23,514	WABCO Holdings Inc (b)	2,196,443
32,494	Whirlpool Corp	5,097,009
19,189	Wynn Resorts Ltd	3,726,696

		62,687,978

Consumer, Non-cyclical — 15.69%
48,752	ADT Corp	1,972,993

Shares		Fair Value

Consumer, Non-cyclical — (continued)
19,317	Alexion Pharmaceuticals Inc (b)	$2,570,320
55,208	AmerisourceBergen Corp	3,881,675
169,227	Apollo Education Group Inc Class A (b)	4,623,282
604,361	Boston Scientific Corp (b)	7,264,419
51,235	Bunge Ltd	4,206,906
127,431	Cardinal Health Inc	8,513,665
23,490	Cooper Cos Inc	2,909,002
3,674	CR Bard Inc	492,096
95,947	DENTSPLY International Inc	4,651,511
18,938	Edwards Lifesciences Corp (b)	1,245,363
98,347	Forest Laboratories Inc (b)	5,903,770
27,561	Henry Schein Inc (b)	3,149,120
23,733	Hill-Rom Holdings Inc	981,122
10,732	Humana Inc	1,107,757
12,462	Kroger Co	492,623
60,979	Life Technologies Corp (b)	4,622,208
61,856	Manpowergroup Inc	5,310,956
9,420	Mead Johnson Nutrition Co Class A	789,019
6,698	Moody’s Corp	525,592
69,822	Mylan Inc (b)	3,030,275
116,343	SEI Investments Co	4,040,592
35,877	St Jude Medical Inc	2,222,580
155,378	Tyson Foods Inc Class A	5,198,948
32,405	United Therapeutics Corp (b)	3,664,357
7,730	Zimmer Holdings Inc	720,359

		84,090,510

Energy — 5.37%
41,768	Cabot Oil & Gas Corp	1,618,928
149,698	Chesapeake Energy Corp	4,062,804
20,340	Cimarex Energy Co	2,133,869
6,592	Concho Resources Inc (b)	711,936
15,935	Core Laboratories	3,042,788
17,995	Denbury Resources Inc (b)	295,658
25,566	EQT Corp	2,295,315
95,866	HollyFrontier Corp	4,763,582
15,947	Nabors Industries Ltd	270,940
21,011	Newfield Exploration Co (b)	517,501
3,456	Noble Energy Inc	235,388
7,477	PBF Energy Inc Class A (a)(b)	235,226
61,643	Peabody Energy Corp	1,203,888
15,362	Pioneer Natural Resources Co	2,827,683
77,587	Rowan Cos PLC Class A (b)	2,743,476
29,395	Whiting Petroleum Corp (b)	1,818,669

		28,777,651

Financial — 29.97%
2,798	Affiliated Managers Group Inc (b)	606,830
32,728	Allied World Assurance Co Holdings AG	3,692,046
63,170	Ameriprise Financial Inc	7,267,709
145,885	Apartment Investment & Management Co REIT Class A	3,779,880
7,460	Arch Capital Group Ltd (b)	445,287
109,965	Aspen Insurance Holdings Ltd	4,542,654
261,759	Associated Banc-Corp	4,554,607

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

As of December 31, 2013

Shares		Fair Value

Financial — (continued)
64,241	Assurant Inc	$4,263,675
97,753	Axis Capital Holdings Ltd	4,650,110
13,385	BankUnited Inc	440,634
240,505	BioMed Realty Trust Inc REIT	4,357,951
67,431	BOK Financial Corp	4,472,024
39,627	CBL & Associates Properties Inc REIT	711,701
155,619	CBRE Group Inc Class A (b)	4,092,780
6,418	City National Corp	508,434
42,730	Comerica Inc	2,031,384
112,814	Corrections Corp of America REIT	3,617,945
48,642	Douglas Emmett Inc REIT	1,132,872
49,399	E*TRADE Financial Corp (b)	970,196
21,787	East West Bancorp Inc	761,891
48,355	Equity Lifestyle Properties Inc REIT	1,751,902
12,395	Everest Re Group Ltd	1,932,009
86,293	Extra Space Storage Inc REIT	3,635,524
177,972	Fifth Third Bancorp	3,742,751
11,515	First Citizens BancShares Inc Class A	2,563,585
64,698	FirstMerit Corp	1,438,237
136,763	General Growth Properties Inc REIT	2,744,833
85,344	Hancock Holding Co	3,130,418
24,167	Hartford Financial Services Group Inc	875,570
190,818	Healthcare Trust of America Inc REIT Class A	1,877,649
353,253	Host Hotels & Resorts Inc REIT	6,867,238
17,290	Howard Hughes Corp (b)	2,076,529
179,753	Invesco Ltd	6,543,009
48,441	Jones Lang LaSalle Inc	4,959,874
442,864	KeyCorp	5,943,235
60,213	Legg Mason Inc (a)	2,618,061
34,366	Lincoln National Corp	1,773,973
64,447	Northern Trust Corp	3,988,625
15,098	Old Republic International Corp	260,743
84,862	Realogy Holdings Corp (b)	4,198,123
319,306	Regions Financial Corp	3,157,936
66,543	Reinsurance Group of America Inc	5,151,094
12,788	SL Green Realty Corp REIT	1,181,355
85,328	SLM Corp	2,242,420
34,845	StanCorp Financial Group Inc	2,308,481
47,377	SVB Financial Group (b)	4,967,952
29,391	T Rowe Price Group Inc	2,462,084
65,246	Taubman Centers Inc REIT	4,170,524
120,022	TCF Financial Corp	1,950,358
116,451	Validus Holdings Ltd	4,691,811
58,497	Ventas Inc REIT	3,350,708
41,246	XL Group PLC	1,313,273
127,832	Zions Bancorporation	3,829,847

		160,600,341

Industrial — 8.10%
11,034	AECOM Technology Corp (b)	324,731
72,032	AGCO Corp	4,263,574
32,579	Avnet Inc	1,437,060

Shares		Fair Value

Industrial — (continued)
38,431	AVX Corp	$535,344
64,505	Donaldson Co Inc	2,803,387
51,343	Dover Corp	4,956,653
357,543	Flextronics International Ltd (b)	2,778,109
7,129	FLIR Systems Inc	214,583
104,932	Garmin Ltd (a)	4,849,957
56,009	IDEX Corp	4,136,265
88,618	Jacobs Engineering Group Inc (b)	5,582,048
55,998	L-3 Communications Holdings Inc	5,983,946
10,518	Leggett & Platt Inc	325,427
54,599	Masco Corp	1,243,219
59,966	Packaging Corp of America	3,794,648
2,337	Regal-Beloit Corp	172,284

		43,401,235

Technology — 7.67%
26,124	Analog Devices Inc	1,330,495
83,193	Applied Materials Inc	1,471,684
116,179	Electronic Arts Inc (b)	2,665,146
17,338	First Solar Inc (b)	947,348
4,130	Intuit Inc	315,202
4,176	KLA-Tencor Corp	269,185
95,691	Lam Research Corp (b)	5,210,375
86,572	Lexmark International Inc Class A	3,075,038
139,826	Maxim Integrated Products Inc	3,902,544
169,240	Micron Technology Inc (b)	3,682,662
133,058	ON Semiconductor Corp (b)	1,096,398
10,348	Pitney Bowes Inc	241,108
88,686	Western Digital Corp	7,440,755
583,305	Xerox Corp	7,098,822
51,081	Xilinx Inc	2,345,640

		41,092,402

Utilities — 9.37%
244,735	AES Corp	3,551,105
22,458	AGL Resources Inc	1,060,691
28,323	American Water Works Co Inc	1,196,930
118,887	Calpine Corp (b)	2,319,485
15,997	CenterPoint Energy Inc	370,811
62,954	Consolidated Edison Inc	3,480,097
29,388	DTE Energy Co	1,951,069
149,972	Edison International	6,943,704
72,807	Entergy Corp	4,606,499
88,359	FirstEnergy Corp	2,914,080
40,652	Great Plains Energy Inc	985,405
41,283	Hawaiian Electric Industries Inc (a)	1,075,835
95,727	Pinnacle West Capital Corp	5,065,873
39,981	Public Service Enterprise Group Inc	1,280,991
86,804	Questar Corp	1,995,624
200,549	TECO Energy Inc (a)	3,457,465
107,364	UGI Corp	4,451,311

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

As of December 31, 2013

Shares		Fair Value

Utilities — (continued)
99,070	Vectren Corp	$3,516,985

		50,223,960

TOTAL COMMON STOCK — 97.18% (Cost $473,439,692)		$520,747,845

Principal Amount

SHORT TERM INVESTMENTS
Reverse Repurchase Agreements — 2.71%
$ 3,443,081	Undivided interest of 11.19% in a reverse repurchase agreement (principal amount/value $30,782,806 with a maturity value of $30,782,840) with Citigroup Global Markets Inc, 0.02%, dated 12/31/13 to be repurchased at $3,443,081 on 1/2/14 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.08% - 11.00%, 12/15/15 - 8/15/53, with a value of $31,398,462. (c)	3,443,081

3,443,082	Undivided interest of 14.01% in a reverse repurchase agreement (principal amount/value $24,572,243 with a maturity value of $24,572,257) with HSBC Securities (USA) Inc, 0.01%, dated 12/31/13 to be repurchased at $3,443,082 on 1/2/14 collateralized by a U.S. Treasury security, 0.88%, 9/15/16, with a value of $25,063,775. (c)	3,443,082

Principal Amount		Fair Value

Reverse Repurchase Agreements — (continued)
$ 3,443,082	Undivided interest of 7.08% in a reverse repurchase agreement (principal amount/value $48,657,259 with a maturity value of $48,657,286) with Merrill Lynch, Pierce, Fenner & Smith, 0.01%, dated 12/31/13 to be repurchased at $3,443,082 on 1/2/14 collateralized by various U.S. Government Agency securities, 1.36% - 7.00%, 6/1/17 - 9/1/44, with a value of $49,630,404. (c)	$3,443,082

3,443,082	Undivided interest of 8.58% in a reverse repurchase agreement (principal amount/value $40,139,316 with a maturity value of $40,139,327) with RBC Capital Markets Corp, 0.01%, dated 12/31/13 to be repurchased at $3,443,082 on 1/2/14 collateralized by various U.S. Government Agency securities, 2.50% - 4.00%, 12/1/26 - 1/1/44, with a value of $40,942,102. (c)	3,443,082

724,853	Undivided interest of 8.81% in a reverse repurchase agreement (principal amount/value $8,224,682 with a maturity value of $8,224,682) with JP Morgan Securities, 0.00%, dated 12/31/13 to be repurchased at $724,853 on 1/2/14 collateralized by U.S. Treasury securities, 0.13% - 9.88%, 1/31/14 - 2/15/43, with a value of $8,389,328. (c)(d)	724,853

TOTAL SHORT TERM INVESTMENTS — 2.71% (Cost $14,497,180)		$14,497,180

TOTAL INVESTMENTS — 99.89% (Cost $487,936,872)		$535,245,025

OTHER ASSETS & LIABILITIES, NET — 0.11%		$599,396

TOTAL NET ASSETS — 100.00%		$535,844,421

(a)	All or a portion of the security is on loan at December 31, 2013.
(b)	Non-income producing security.
(c)	Collateral received for securities on loan.
(d)	The rate of the reverse repurchase agreement was less than 0.01%.
REIT	Real Estate Investment Trust

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

As of December 31, 2013

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2013

Great-West Goldman Sachs Mid Cap Value Fund

ASSETS:
Investments in securities, fair value (including $14,121,483 of securities on loan)(a)	$520,747,845
Reverse repurchase agreements, fair value(b)	14,497,180
Cash	16,575,242
Subscriptions receivable	58,256
Dividends receivable	824,576

Total Assets	552,703,099

LIABILITIES:
Payable to investment adviser	577,134
Payable upon return of securities loaned	14,497,180
Redemptions payable	1,784,364

Total Liabilities	16,858,678

NET ASSETS	$535,844,421

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,380,602
Paid-in capital in excess of par	471,959,895
Net unrealized appreciation on investments	47,308,153
Accumulated net realized gain on investments	12,195,771

NET ASSETS	$535,844,421

CAPITAL STOCK:
Authorized	85,000,000
Issued and Outstanding	43,806,021

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$12.23

(a) Cost of investments	$473,439,692
(b) Cost of reverse repurchase agreements	$14,497,180

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2013

Great-West Goldman Sachs Mid Cap Value Fund

INVESTMENT INCOME:
Interest	$1,074
Income from securities lending	154,459
Dividends	8,399,365
Foreign withholding tax	(178)

Total Income	8,554,720

EXPENSES:
Management fees	5,314,202

Total Expenses	5,314,202

NET INVESTMENT INCOME	3,240,518

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	90,238,294
Net realized gain on futures contracts	222,038

Net Realized Gain on Investments	90,460,332

Net change in unrealized appreciation on investments	24,295,911
Net change in unrealized depreciation on futures contracts	(4,495)

Net Change in Unrealized Appreciation on Investments	24,291,416

Net Realized and Unrealized Gain on Investments and Futures Contracts	114,751,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,992,266

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2013 and 2012

	2013	2012
Great-West Goldman Sachs Mid Cap Value Fund

OPERATIONS:
Net investment income	$3,240,518	$2,584,427
Net realized gain on investments	90,460,332	25,897,781
Net change in unrealized appreciation on investments	24,291,416	4,893,877

Net Increase in Net Assets Resulting from Operations	117,992,266	33,376,085

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,325,340)	(2,226,342)
From net realized gains	(18,142,520)	(7,474,344)

Total Distributions	(86,467,860)	(9,700,686)

CAPITAL SHARE TRANSACTIONS:
Shares sold	225,325,990	175,877,549
Shares issued in reinvestment of distributions	86,467,860	9,700,686
Shares redeemed	(126,708,272)	(39,063,594)

Net Increase in Net Assets Resulting from Capital Share Transactions	185,085,578	146,514,641

Total Increase in Net Assets	216,609,984	170,190,040

NET ASSETS:
Beginning of year	319,234,437	149,044,397

End of year	$535,844,421	$319,234,437

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	17,375,293	16,706,485
Shares issued in reinvestment of distributions	7,070,855	897,810
Shares redeemed	(9,871,359)	(3,630,342)

Net Increase	14,574,789	13,973,953

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

	Fiscal Years Ended December 31,
	2013		2012		2011	2010	2009
Great-West Goldman Sachs Mid Cap Value Fund - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$10.92		$9.77		$9.76	$8.05	$6.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	(a)	0.16	(a)	0.08	0.09	0.07
Net realized and unrealized gain	3.54		1.34		0.01	1.71	1.76

Total From Investment Operations	3.64		1.50		0.09	1.80	1.83

LESS DISTRIBUTIONS:
From net investment income	(1.83)		(0.09)		(0.08)	(0.09)	(0.07)
From net realized gains	(0.50)		(0.26)		–	–	–

Total Distributions	(2.33)		(0.35)		(0.08)	(0.09)	(0.07)

NET ASSET VALUE, END OF YEAR	$12.23		$10.92		$9.77	$9.76	$8.05

TOTAL RETURN(b)	33.66%		15.47%		0.92%	22.49%	29.27%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000)	$535,844		$319,234		$149,044	$176,027	$192,033
Ratio of expenses to average net assets	1.25%		1.25%		1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.76%		1.46%		1.00%	1.05%	1.22%
Portfolio turnover rate	225%		147%		55%	53%	166%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND

Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-two funds. Interests in the Great-West Goldman Sachs Mid Cap Value Fund (the Fund) are included herein and are represented by a separate class of beneficial interest of Great-West Funds. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.

The Fund offers two share classes, referred to as Initial Class and Class L shares. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

  Annual Report - December 31, 2013

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Equity Investments:
Domestic Common Stock	Exchange traded close or bid price.

Foreign Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of local exchange, exchange rates, fair values based on significant market movement and various index data.

Short Term Investments	Maturity date, credit quality and interest rates.

The Fund classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2013, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

	Level 1	Level 2	Level 3	Total
Assets
Equity Investments:
Domestic Common Stock	$486,725,881	$—	$—	$486,725,881
Foreign Common Stock	34,021,964	—	—	34,021,964
Short Term Investments	—	14,497,180	—	14,497,180

Total Investments	$520,747,845	$14,497,180	$0	$535,245,025

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a reverse repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A reverse repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

The Fund, along with certain other funds of Great-West Funds, may invest in reverse repurchase agreement transactions and/or hold reverse repurchase agreement positions as a form of securities lending collateral, that are jointly collateralized by various U.S. Government or U.S. Government Agency securities.

  Annual Report - December 31, 2013

Dividends

Dividends from net investment income of the Fund, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Fund, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes and Distributions to Shareholders

The Fund’s policy complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Fund files U.S. Federal and Colorado tax returns. The statute of limitations on the Fund’s U.S. Federal tax returns remain open for the fiscal years ended 2010 through 2013. The statute of limitations on the Fund’s Colorado tax returns remain open for an additional year.

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. The differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for Real Estate Investment Trust securities. The differences have no impact on net assets or the results of operations. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

For the year ended December 31, 2013, the Fund reclassified permanent book and tax differences of:

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$–	$65,084,822	$(65,084,822)

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$68,325,340	$2,115,706
Long-term capital gain	18,142,520	7,584,980

	$86,467,860	$9,700,686

  Annual Report - December 31, 2013

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,153,315
Undistributed capital gains	3,422,778

Net accumulated earnings	12,576,093

Net unrealized appreciation on investments	46,927,831
Capital loss carryforward	–
Post-October losses	–

Tax composition of capital	$59,503,924

Under the Regulated Investment Company Modernization Act of 2010, net capital losses realized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

Application of Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (ASU) issued ASU No. 2011-11 “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (ASU No. 2011-11). ASU No. 2011-11 requires an entity to enhance disclosures about financial and derivative instrument offsetting arrangements or similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for interim or annual periods beginning on or after January 1, 2013. The Fund adopted ASU No. 2011-11 for its fiscal year beginning January 1, 2013. The adoption of ASU No. 2011-11 did not have an impact on the Fund’s financial position or the results of its operations.

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 “Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (ASU No. 2013-01). ASU No. 2013-01 clarifies that the scope of ASU No. 2011-11 applies to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01 was effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The Fund adopted ASU No. 2013-01 for its fiscal year beginning January 1, 2013. The adoption of ASU No. 2013-01 did not have an impact on the Fund’s financial position or the results of its operations.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 1.25% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. The Fund is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-two funds for which they serve as directors was $318,850 for the year ended December 31, 2013.

3.   PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $1,022,395,453 and $934,372,887, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

  Annual Report - December 31, 2013

4.   UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2013, the U.S. Federal income tax cost basis was $488,317,194. The Fund had gross appreciation of investments in which there was an excess of value over tax cost of $54,485,439 and gross depreciation of investments in which there was an excess of tax cost over value of $7,557,608 resulting in net appreciation of $46,927,831.

5.   SECURITIES LOANED

The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2013 the Fund had securities on loan valued at $14,121,483 and received collateral of $14,497,180 for such loan which was invested in reverse repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The reverse repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. Additional information regarding the Fund’s securities on loan is included in the Schedule of Investments.

6.   TAX INFORMATION (unaudited)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2013, 8% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

  Annual Report - December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Great-West Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Goldman Sachs Mid Cap Value Fund (the Fund), one of the funds of Great-West Funds, Inc. as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Goldman Sachs Mid Cap Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 19, 2014

Fund Directors and Officers

Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.

Independent Directors*
Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	62	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	62	Director, Guaranty Bancorp
Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Zisman, Ingraham & Mong, P.C.	62	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	62	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO 80111 1961	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC	62	N/A

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, Great-West Capital Management, LLC; formerly, Secretary, Great-West Capital Management, LLC and Great-West Funds

				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great- West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010

Assistant Vice President

& Counsel, Great-West

Life & Annuity Insurance Company; Assistant

Vice President, Counsel

& Secretary, Great-West Capital Management,

LLC; formerly, Assistant Secretary, Great-West

Capital Management,

LLC and Great-West

Funds

				N/A	N/A
Mary C. Maiers 8515 East Orchard Road,	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief	Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity	N/A	N/A

Greenwood Village, CO 80111 1967		Financial Officer)

Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great-West Funds

David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012

Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Great-West Capital Management, LLC

				N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Assistant Vice President and Associate Chief Compliance Officer, Great-West Life & Annuity Insurance Company; Associate Chief Compliance Officer & Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, Great-West Capital Management, LLC	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC, GWFS Equities, Inc. or their affiliates.

Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village,

Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.

Availability of Quarterly Portfolio Schedule

Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval

The death of The Honorable Paul G. Desmarais on October 8, 2013 resulted in a change in the ultimate control of Power Corporation of Canada, the ultimate parent company of Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser. The voting securities of Power Corporation of Canada held directly or indirectly by Mr. Desmarais were transferred to The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Mr. Desmarais (the “Trust”). As a result, the Trust has voting control of Power Corporation of Canada.

The transfer of voting control over Power Corporation of Canada resulted in a change of control of GWCM and, therefore, constituted an “assignment” of the investment advisory agreement between GWCM and Great-West Funds, Inc. (the “Company”) and the sub-advisory agreement among the Company, GWCM and Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory or sub-advisory agreement automatically terminates upon its “assignment” under the 1940 Act.

In order to avoid disruption of the investment management program of the Fund, the Board of Directors (the “Board”) of the Company, including the Directors who are not interested persons of the Fund (the “Independent Directors”), at meetings held on October 16, 2013 and December 5, 2013, respectively, approved (i) an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and GWCM and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with the Sub-Adviser (ii) a new investment advisory agreement (the “New Advisory Agreement”) between the Company and GWCM and a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with the Sub-Adviser. The same portfolio management team continues to manage the Fund’s portfolio and the management fees, investment objectives, principal investment strategies and investment policies of the Fund remained the same.

The Interim Advisory Agreement became effective on October 8, 2013 and remains in effect for 150 days or until shareholders of the Fund approve the New Advisory Agreement. The Interim Sub-Advisory Agreement became effective on October 8, 2013 and remained in effect until December 5, 2013 when the New Sub-Advisory Agreement took effect. Pursuant to the terms of an exemptive order granted by the U.S. Securities and Exchange Commission, GWCM and the Company are permitted, under certain conditions and subject to the approval of the Board of the Company, to enter into new sub-advisory agreements with sub-advisers to the Funds without obtaining shareholder approval.

In considering the approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board took into account certain information and materials relating to GWCM and the Sub-Adviser that the Board had received and considered in connection with the annual evaluation of the prior investment advisory agreement (the “Prior Advisory Agreement”) between the Company and GWCM and the prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”) with the Sub-Adviser at the in-person meetings held on March 21, 2013 and April 18, 2013. The Board, including the Independent Directors, at a meeting held on April 18, 2013 (the “Annual Meeting”), approved the continuation of the Prior Advisory Agreement between the Company and GWCM and the Prior Sub-Advisory Agreement with the Sub-Adviser. At its December 5, 2013 meeting, the Board determined that the factors considered in connection with the Annual Meeting were applicable to its review of the New Advisory Agreement and the New Sub-Advisory Agreement.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	Registrant’s Code of Ethics is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $675,400 for fiscal year 2012 and $745,150 for fiscal year 2013.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $98,700 for fiscal year 2012 and $100,000 for fiscal year 2013. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2012 and $0 for fiscal year 2013.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West

Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)[1] provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.[2]

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)[3] to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Funds.[4] The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2012 equaled $1,447,600 and for fiscal year 2013 equaled $898,212.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)            (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

              (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3)	Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 27, 2014

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 27, 2014